SALOMON BROTHERS WORLDWIDE INCOME FUND INC

June 11, 1999

Dear Shareholders:

We are pleased to provide this semi-annual report for the Salomon Brothers Worldwide Income Fund Inc. ("Fund") for the period ended April 30, 1999. Included are market commentary, a schedule of the Fund's investments as of April 30, 1999 and financial statements for the period ended April 30, 1999. We hope you find this report to be useful and informative.

Since the October 31, 1998 annual report, the net asset value of the Fund increased from $9.70 per share to $11.82 per share. Income dividends of $1.10 per share were declared during the period. Assuming that these dividends were reinvested in additional shares of the Fund, the net asset value return for the six-months ended April 30, 1999 was 35.78%. During the same period, the JP Morgan Emerging Markets Bond Index Plus ("EMBI+") reflected a return of 15.88%.

Investments in securities of emerging market issuers, including both obligations of sovereign governments and corporate issuers, totaled roughly 98.6% of total long-term investments as of April 30, 1999. The remainder of the Fund's long term portfolio assets, or 1.4%, was invested in U.S. high yield corporate bonds.

EMERGING MARKETS DEBT SECURITIES

The global market's primary focus was on the new OPEC agreement and April's substantial surge in oil prices. Major oil producing countries agreed to cut production by 2.1 billion barrels per day. The positive result was not as short-lived as with the previous two agreements, with price increases totaling 35% by month end. One of the reasons for the inability to sustain a rise in oil prices in the past was that OPEC countries have not been known for keeping their promises. But for oil producers -- particularly in the developing world -- the fall in oil from nearly $20 per barrel in 1997 to $10 by the end of 1998 was crippling to their economies, and they may not have any other choice but to adhere to the cuts.

Kosovo's troubles had little impact on the global markets. External bonds in Hungary, Croatia and Bulgaria traded down somewhat, but the current situation is likely to have more of a negative impact on sentiment than on actual fundamentals.

For the month ended March 31, 1999, the strongest performing countries in the emerging markets included Brazil, Ecuador, Venezuela and Peru. The worst performers included Bulgaria, Korea, Poland and Morocco. The rebound in emerging markets debt, which began in early March, continued throughout April as the EMBI+ Index returned 6.83% for the month, bringing year-to-date returns to 12.24%. The highest yielding countries, including Brazil,

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

Ecuador, Russia and Venezuela have provided the best returns over the course of the recent market rally. The strong performance of emerging markets debt over the past few months has been accompanied by improved sentiment on the part of investors.

We believe the rally is being driven by improvements in fundamental factors that go beyond a mere improvement in sentiment. The global economic environment has been more supportive of emerging markets debt and certain country-specific risks have declined over recent weeks.

Global economic developments over the last two months of the reporting period have provided a positive backdrop for emerging economies. Continued strong growth in the U.S. and the 50 basis point easing by the European Central Bank have calmed investors' earlier fears that a major slowdown in the industrialized world would have a detrimental impact on emerging markets. Within the emerging markets, interest rate declines and surprisingly low inflation numbers in Brazil have encouraged a resumption of private sector capital flows to the entire Latin American region.

The trend toward economic recovery and declining interest rates in Asia continues to reflect a restoration of investor confidence in the region. This confidence is further reflected in the recent rally in the Japanese equity market. Additionally, the rebound in oil prices has strengthened all oil producing economies and especially those in emerging markets. Venezuela, Ecuador, Algeria, Russia and Mexico have all benefited by the nearly 50% increase in the price of oil since late February.

All other EMBI+ countries had positive returns in April. Russia, Ecuador, Venezuela and Brazil all substantially outperformed the Index. All Index countries have generated positive investment returns year-to-date. The macro outlook for emerging markets debt continues to be positive. The International Monetary Fund ("IMF") released its biannual World Economic Report which left its 1999 world growth forecast unchanged at 2.3% but increased its 2000 forecast from 1.8% to 3.4%, reflecting continued growth in the U.S. and a rebound in Asia and Latin America.

On April 30, 1999, top country allocations (as a percentage of total investments) for the Fund were as follows:

-  Brazil                13.08%

-  Argentina             12.04%

-  Venezuela             11.52%

-  Mexico                10.46%

-  Russia                 7.93%

-  Morocco                5.75%

-  Columbia               5.00%

-  Peru                   4.68%

-  Philippines            3.91%

-  Croatia                3.69%

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

LATIN AMERICA

During January's turmoil, the IMF stated that additional financial assistance would be provided to Latin American credits should their governments deem it necessary (particularly, Argentina and Mexico). Latin American countries have proven to be much more fundamentally sound than during the 1986 oil shock or the 1994 Mexican peso devaluation, and are therefore more able to withstand their neighbor's troubles. For this reason, we remain optimistic on the region's long term prospects but cautious on the short-term outlook for Brazil.

ARGENTINA   Moody's took Argentina's foreign currency ceiling of Ba3 off of review for possible downgrade during February 1999. This incorporated the potential impact of the Brazil devaluation as well as low commodity prices, according to Moody's. On Argentina's political front, the Peronist party made a somewhat surprising move, announcing that Social Development Secretary Ramon Ortega, whom President Menem had previously backed as the party's presidential candidate, is planning to join forces with Governor Eduardo Duhalde in the presidential race. Both men will compete separately in the party's primary on April 11, but Ortega is expected to run as vice president alongside Duhalde. Due to Argentina's considerable external debt requirements, as well as the country's close linkage to Brazil's economy, we remain underweight.

The IMF's quarterly review of Argentina's performance under its Extended Fund Facility ("EFF") resulted in an approval by the board. Also approved was an increase in the amount of funds that can be drawn immediately, to just over U.S. $1 billion. The credit line was last increased in November to about U.S. $810 million, but Argentine officials continue to state that they have no intention of drawing from it. Separately, inflation in Argentina during March was 0.8%, the lowest in over a decade. In contrast to the 1995 Mexican peso crisis, the Brazilian crisis has posed little threat to the Argentine economy. Nonetheless, the crisis has forced interest rates upwards while a slowdown in capital inflows has led to stagnation in deposits.

BRAZIL   An improvement in Brazil's asset prices led to strong February 1999 performance. The IMF and Brazilian government confirmed that they had reached an agreement on new targets for this year's primary surplus, in the range of 3.0 to 3.5% of GDP, in comparison to 2.6% of GDP in the original program. In Brazil, all measures required to meet the 1999 IMF primary fiscal targets were approved by Congress, the last of which was the recently passed CPMF rate increase.

In addition, the government received the much anticipated $4.9 billion tranche from the IMF, with an additional $4.9 billion expected shortly. Temporary tax increases and stalled investment projects should allow the government to meet the IMF targets. But before long, investors will begin to ask what will permanently replace the temporary fixes. Among the permanent measures needed are tax, second-stage social security, and political and judicial reforms. Tax reform, which has been on the agenda since 1995, is a complicated matter, because it requires a lengthy change in the constitution.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC


Investors continue to express confidence in Brazil's economic leadership as capital flows have permitted the Central Bank to ease overnight rates for the fourth time since rates were hiked to 45% in early March 1999. The current overnight rate has been lowered to 32%. Brazil continues to have a very large domestic debt burden, but the Federal government remains committed to the fiscal austerity plan approved by Congress. Further progress in expanding the primary fiscal surplus will put additional downward pressure on domestic interest rates, easing the impact of the overall debt burden. Lower than expected inflation figures (15% seems to be a growing consensus) and currency stability have helped restore a measure of confidence in the business community in Brazil. We believe the economy could be bottoming and should show positive growth later in the second half of 1999. While currency weakness could still have an adverse impact on the Brazilian recovery, investor sentiment has clearly improved, permitting Brazil to return to international capital markets in April with a successful $3 billion five-year bond issue. Brazil outperformed the EMBI+ for April, returning 8.20% for the month and 19.91% year-to-date.

COLOMBIA   In Colombia, recent polls in the middle of the reporting period showed that President Pastrana's support has risen. According to the poll, 81% approved of the president's handling of the earthquake and 54% approved of the government's efforts to negotiate a peace agreement with guerrilla groups. Separately, the U.S. fully certified Colombia as an ally in the fight against drugs during the period under review. This is a positive step in improved communications between the two nations, and is in contrast to February of last year, when Colombia was simply granted a "national interest waiver" (not fully certifying the country but lifting economic sanctions against it). The new administration's commitment to improving relations with the U.S., in addition to promoting fiscal growth, is a positive sign for Colombia.

ECUADOR   The worst emerging markets debt performer in February 1999 was
Ecuador, down 9.67% for the month. President Mahuad's approval rating waned (from around 25% at the end of February), and his resistance to battling Congress on fiscal measures and the resulting lack of progress on a deal with IMF has caused real concern in the market.

In the beginning of March 1999, Ecuador's disintegration led to a run on deposits and a degenerating financial system, with strikes and public protests against President Mahuad's fiscal measures occurring throughout the country. But by mid-month, the World Bank announced that it would offer "direct support" to the Ecuadorian economy. The World Bank, Inter-American Development Bank ("IADB") and IMF began discussions for a rescue package, leading to improved market sentiment. At the end of March 1999, the proposed fiscal adjustment approvals were still in Congress, due to disagreements over labor reform and income tax measures. As such, an IMF agreement is expected, but not for several months.

Ecuador's recovery from its banking and fiscal crisis continued in April 1999. The Banking Superintendent announced the closing of five of the nine most troubled banks during April. This important step helped restart negotiations with the IMF and led to an encouraging disclosure from the government that it hopes to have a letter of intent with the IMF signed by

SALOMON BROTHERS WORLDWIDE INCOME FUND INC


the end of May. This schedule would allow an 18-month U.S. $400 million standby facility to be approved by the IMF Board in June. This facility will provide a backstop to meet any shortfall in Ecuador's debt amortization schedule. The need for the IMF facility is currently less critical than it was in February because the rebound in the price of oil has stabilized the Ecuadorian economy. Nonetheless, the ability of the executive branch of government to work effectively with Congress during this recent crisis is an encouraging signal for investors.

MEXICO   The Mexican peso showed increased strength in February 1999, with first quarter performance landing as the strongest in the world measured against the U.S. dollar. Moreover, although the peso is expected to weaken leading into the year 2000 and the presidential elections, Mexico's fundamentals have proven, and should continue to be, sound. Separately, the central bank discussed with the IMF a possible 18-month standby agreement and the negotiation of paying back $8 billion in post-crisis debt.

VENEZUELA   In Venezuela, the Lower House is studying President Chavez's proposed Enabling Law, which would allow him to make changes to the tax code without congressional approval. Included with the law are a number of important proposed fiscal measures, such as implementation of a 15.5% value added tax and a 0.5% tax on financial transactions. Although the measures will not privatize the social security system nor raise domestic gasoline prices, they are positive and should reduce the financing gap. In addition, opposing party members have indicated that Chavez would be granted emergency decree powers that would allow him to reduce the fiscal deficit, whether or not the measures are approved.

During the reporting period, the Chamber of Deputies approved most of President Chavez' Enabling Law, allowing him to implement a 0.5% tax on bank transactions and replace the existing General and Luxury Sales Tax with a Value Added Tax of between 8% and 16.5%. Chavez rejected the special powers, however, due to Congress' removal of social security reform and tax exemption measures. At the end of April, IMF negotiations took place to discuss whether or not Venezuela will negotiate a "shadow" or a formal IMF program.

Venezuela generated very strong returns in April, up 14.90%, bringing its year-to-date returns to 25.52%. The overriding factor in Venezuela's performance is its improved economic outlook based on the recovery in the price of oil. Every dollar change in the price of a barrel of oil impacts the Venezuelan fiscal budget by approximately 0.7% of GDP. This leveraged exposure to the price of oil should create a period of reduced economic pressure in the country as it pursues a course of political change.

President Chavez's political reform program, including the establishment of a Constituent Assembly, is moving forward. The referendum to convene the Assembly was approved by voters in April. An election to choose the representatives to the Assembly will be held in June with the Assembly to convene in July and run for six months. Meanwhile, Congress passed the proposed Enabling Law permitting the executive branch to approve economic and financial legislation by decree. These added presidential powers are focused on reforms related to tax collection and reorganization of public sector ministries.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

EASTERN EUROPE

BULGARIA   In Eastern Europe, the IMF approved disbursement of a U.S. $72 million tranche of financing for Bulgaria in March 1999. The IMF indicated that economic performance over the past year had been positive, even though important structural reforms still needed to be accomplished. Separately, Bulgaria's cabinet approved a 1999 privatization program, which envisages U.S. $607 million in revenue. Based on its agreement with the IMF, the government has set a target to complete the sale of about two-thirds of state assets by the end of 1999.

The Kosovo crisis started to have an adverse effect on Bulgaria. But we think that the turmoil is less likely to have an impact on fundamentals than on market sentiment. Even though Bulgaria's trade transit is routed mainly through Yugoslavia, actual trade with the Balkans is a small proportion of the total volume (3%), and disruptions in trade flows are expected to be minimal. On the external trade side, Bulgaria has managed to diversify its trading partners to a large extent since the early 1990s, making it less reliant on trading partners from the former Eastern Bloc. Separately, an IMF mission will visit Bulgaria in May to assess the country's progress under its current 3-year EFF.

In April 1999, the NATO military action in Kosovo has had an impact on Bulgaria as trade routes to Western Europe have been interrupted. This is the primary direct impact on the Bulgarian economy that will lead to a decline in exports assuming the bombing continues. This negative impact is being partly offset by continued progress in the Bulgarian privatization program.

RUSSIA   During the reporting period, a breakthrough of sorts in Russia came when IMF Managing Director Michel Camdessus and Russian Prime Minister Yevgeny Primakov issued a joint statement following their meeting in Moscow. Both sides announced that they had agreed to a primary budget surplus of 2% of the gross domestic product in 1999 "and most of the measures needed to achieve it." At the heart of the budget shortage problem is a deficit of around 30 billion rubles, or U.S. $1.2 billion.

To reach an agreement with the IMF, the Russian government must find ways to raise enough revenue to fill the gap by taking unpopular steps such as imposing a tax on gasoline or export tariffs on metals and other raw material. The communist-controlled Lower House of Parliament, which vigorously opposes legislation linked to the IMF, must now approve changes in the tax code.

Russia was the best performing country in EMBI+ for April with a 34% return, bringing year-to-date returns to 45%. Russia successfully negotiated the terms of a new $4.5 billion 18 Month standby agreement with the IMF. The new agreement, which requires the approval of the IMF Board, carries very precise budget targets that must be met on a quarterly basis. The IMF agreement does not represent any new IMF money for Russia, but its approval will release additional funding from other multilateral agencies. Russia faces severe challenges in meeting the IMF targets, but continued access to multilateral financing is critical for economic

SALOMON BROTHERS WORLDWIDE INCOME FUND INC


stability. On the political front, Russia continues with business as usual. The Duma is considering a proposal to impeach President Yeltsin, various ministers are subject to dismissal rumors and corruption scandals are part of the daily news. In addition, Russia has tried to apply its diplomatic skills in resolving the crisis in Kosovo.

MOROCCO   During the reporting period, Morocco's Upper House approved an amended privatization law, following a rejection in January on the grounds it was unconstitutional. The law aims to speed up the sale of state-run companies. The privatization program, launched in 1993, was due to be completed by the end of 1998, with the sale of 114 companies. It is not expected that this year's privatization targets will be met but the outlook for the next fiscal year is optimistic. Morocco's progress with privatization has been disappointing, but, fundamentally, Morocco has shown considerable growth in the past year.

ALGERIA   Abdelaziz Bouteflika was elected President of Algeria during April
1999. The election campaign began as an open contest, but six of seven candidates ultimately boycotted the election amid claims of electoral fraud. On the economic front, the Arab Monetary Fund approved a $131 million loan to support Algeria's balance of payments. BP Amoco announced plans to widen development of an existing gas field. The project is expected to include up to $3 billion of foreign investment through 2003. Oil price increases have had a substantial positive impact on Algeria's budget balance.

U.S. HIGH YIELD SECURITIES

The U.S. high yield market has rebounded strongly from the global credit crunch experienced last fall, which was brought on by fundamental problems in Japan, Russia and Southeast Asia. This recovery began with the Federal Reserve Board's surprise easing of the Funds Rate in mid-October and has continued as strong U.S. economic growth continues. Except for a brief contraction in February following Brazil's currency devaluation, the market has consistently moved higher. This positive momentum has been fueled by a number of fundamental and technical factors including:

1. A strong U.S. economy;

2. rumored and announced acquisitions;

3. equity indices reaching historic highs;

4. demand for high yield paper from both retail and institutional investors;

5. a lighter-than-anticipated new issue calendar;

6. a rebound in energy prices; and,

7. more stability in global markets.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC


As reported by the Salomon Smith Barney High Yield Market Index, the high yield market returned 8.74% during the period. The average market yield at April 30, 1999 was 9.99%, down from 11.11% at October 31, 1998. In addition, the yield premium over Treasuries finished the period at 4.71%, narrowing from 6.64% at October 31, 1998.

Both demand for and new supply of high yield products have picked up since last fall given the market's stabilization and the return of investor appetite for yield. However, new issue supply has been less than anticipated and investor demand has been disciplined, with weaker deals being canceled. These trends have been healthy for the market.

For the six-month period ending April 30, 1999, the top performing industries in the high yield market included Telecommunications, Cable & Media, Paper & Forest Products, Metals/ Mining and Gaming. Among the worst of the performers was Healthcare, due to difficulties transitioning to the newly imposed PPS Medicare reimbursement system. In addition, despite stellar performance during March on news that OPEC had reached an agreement to cut oil supply, the Energy sector landed as one of the period's underperformers. Textile/Apparel and Transportation also underperformed due to cheaper imports hurting the former and overcapacity hurting the latter.

Our outlook for the high yield market remains positive given current valuations. Our focus is to maintain a core portfolio of better quality, more liquid credits while taking advantage of opportunities in selected companies where fundamentals are solid but technicals have created compelling risk/return situations.

In a continuing effort to provide timely information about the Salomon Brothers Worldwide Income Fund Inc., shareholders can call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information regarding your Salomon Brothers Worldwide Income Fund Inc. stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from New York City).

Thank you for your investment in the Salomon Brothers Worldwide Income Fund Inc. We look forward to helping you pursue your investment goals in the years to come.

                                   Sincerely,

/s/ Heath B. McLendon                                        /s/ Peter J. Wilby
Heath B. McLendon                                            Peter J. Wilby
Chairman and President                                       Executive Vice President
                                                             and Portfolio Manager

                  SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (unaudited)

April 30, 1999

                         PRINCIPAL
                           AMOUNT
                           (000)                              SOVEREIGN BONDS -- 114.5%                            VALUE
----------------------------------------------------------------------------------------------------------------------------

                                             ARGENTINA -- 16.2%
         US$                   4,200         Republic of Argentina, Global Bond, 11.750%, 4/07/09........       $  4,352,250
                              15,200         Republic of Argentina, Global Bond, 11.000%, 12/04/05(e)....         15,116,400
                               2,675         Republic of Argentina, Global Bond, 11.375%, 1/30/17(e).....          2,672,325
                               2,250         Republic of Argentina, 11.447%, 4/10/05(a)..................          2,171,250
                                                                                                                ------------
                                                                                                                  24,312,225
                                                                                                                ------------
                                             BRAZIL -- 15.4%
                              14,811         Federal Republic of Brazil, C Bond, 8.000%, 4/15/14(b)......         10,349,410
                                             Federal Republic of Brazil, NMB, Series L, 5.9375%,
                               5,000         4/15/09(a),(e)..............................................          3,592,188
                                             Federal Republic of Brazil, DCB, Series L, 5.9375%,
                               8,100         4/15/12(a),(e)..............................................          5,199,188
                                             Federal Republic of Brazil, Bearer, DCB, Series L, 5.9375%,
                               6,175         4/15/12(a)..................................................          3,963,578
                                                                                                                ------------
                                                                                                                  23,104,364
                                                                                                                ------------
                                             BULGARIA -- 5.7%
                                             Republic of Bulgaria, FLIRB, Series A, 2.500%,
                              14,000         7/28/12(a),(e)..............................................          8,531,250
                                                                                                                ------------
                                             COLOMBIA -- 6.8%
                               2,000         Republic of Colombia, 10.986%, 8/13/05(a)...................          1,920,000
                               2,750         Republic of Colombia, 7.270%, 6/15/03(d)....................          2,488,750
                               5,500         Republic of Colombia, 10.875%, 3/09/04(e)...................          5,816,250
                                                                                                                ------------
                                                                                                                  10,225,000
                                                                                                                ------------
                                             COSTA RICA -- 4.7%
                               8,500         Costa Rica, Principal Bond, Series B, 6.250%, 5/21/15(e)....          7,140,000
                                                                                                                ------------
                                             CROATIA -- 5.0%
                               3,762         Croatia Government, Series B, 5.8125, 7/31/06(a)............          3,056,395
                               5,750         Croatia Government, Series A, 5.8125%, 7/31/10(a),(e).......          4,499,375
                                                                                                                ------------
                                                                                                                   7,555,770
                                                                                                                ------------
                                             ECUADOR -- 4.1%
                               3,000         Republic of Ecuador, Discount, 6.000%, 2/28/25(a)...........          1,561,875
                                             Republic of Ecuador, Bearer, Series IE, 6.000%,
                                 320         12/21/04(a).................................................            184,000
                                 275         Republic of Ecuador, PDI Bond, 6.000%, 2/27/15(a),(b),(e)...            116,183
                                             Republic of Ecuador, Bearer, PDI Bond, 6.000%,
                              10,180         2/27/15(a),(b),(e)..........................................          4,301,185
                                                                                                                ------------
                                                                                                                   6,163,243
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (unaudited)(continued)

April 30, 1999


                         PRINCIPAL
                           AMOUNT
                           (000)                             SOVEREIGN BONDS (CONTINUED)                           VALUE
----------------------------------------------------------------------------------------------------------------------------

                                             IVORY COAST -- 1.5%
         US$                   8,550         Ivory Coast, FLIRB, 2.000%, 3/31/18(a)......................       $  2,233,687
                                                                                                                ------------
                                             MEXICO -- 9.8%
                               4,850         United Mexican States, Global Bond, 10.375%, 2/17/09(e).....          5,195,563
                               8,425         United Mexican States, Global Bond, 11.375%, 9/15/16(e).....          9,630,870
                                                                                                                ------------
                                                                                                                  14,826,433
                                                                                                                ------------
                                             PANAMA -- 3.0%
                               2,000         Republic of Panama, IRB, 4.000%, 7/17/14(a),(e).............          1,576,250
                               3,750         Republic of Panama, PDI Bond, 5.9375%, 7/17/16(a),(b),(e)...          2,948,063
                                                                                                                ------------
                                                                                                                   4,524,313
                                                                                                                ------------
                                             PERU -- 6.4%
                              14,075         Republic of Peru, PDI Bond, 4.500%, 3/07/17(a),(e)..........          9,579,797
                                                                                                                ------------
                                             PHILIPPINES -- 5.3%
                               4,087         Republic of Philippines, 8.750%, 10/07/16(e)................          3,984,825
                               4,500         Republic of Philippines, Series B, 6.500%, 12/01/17.........          4,005,000
                                                                                                                ------------
                                                                                                                   7,989,825
                                                                                                                ------------
                                             POLAND -- 0.7%
                               1,201         Republic of Poland, Bearer, PDI Bond, 5.000%, 10/27/14(a)...          1,113,177
                                                                                                                ------------
                                             RUSSIA -- 10.4%
                                             Russia, Ministry of Finance, Global Bond, 11.000%,
                               1,825         7/24/18.....................................................            741,406
                                             Russia, Ministry of Finance, Global Bond, 12.750%,
                              31,375         6/24/28(e)..................................................         13,452,031
                                             Russia, Ministry of Finance, Global Bond, 11.750%,
                               2,625         6/10/03(d),(e)..............................................          1,194,375
                               2,913         Russia, IAN, 5.96875%, 12/15/15(a),(d)......................            236,676
                                                                                                                ------------
                                                                                                                  15,624,488
                                                                                                                ------------
                                             SOUTH KOREA -- 2.7%
                                             Export-Import Bank of Korea, Global Bond, 7.250%,
                                 750         6/25/01(e)..................................................            752,063
                                             Export-Import Bank of Korea, Global Bond, 6.500%,
                               1,000         2/10/02(e)..................................................            978,200
                                 750         Korea Development Bank, Global Bond, 6.625%, 11/21/03(e)....            728,475
                               1,630         Korea Development Bank, Global Bond, 7.900%, 2/01/02(e).....          1,654,450
                                                                                                                ------------
                                                                                                                   4,113,188
                                                                                                                ------------
                                             URUGUAY -- 1.2%
                               2,105         Uruguay, DCB, Series B, 6.000%, 2/19/07(a),(e)..............          1,789,474
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (unaudited)(continued)

April 30, 1999




                         PRINCIPAL
                           AMOUNT
                           (000)                             SOVEREIGN BONDS (CONCLUDED)                           VALUE
----------------------------------------------------------------------------------------------------------------------------

                                             VENEZUELA -- 15.6%
                                             Republic of Venezuela, DCB, Series DL, 5.9375%,
         US$                   2,786         12/18/07(a),(e).............................................       $  2,245,988
                                             Republic of Venezuela, FLIRB, Series A, 6.000%,
                              18,857         3/31/07(a),(e)..............................................         14,838,185
                               6,825         Republic of Venezuela, Global Bond, 13.625%, 8/15/18(e).....          6,483,750
                                                                                                                ------------
                                                                                                                  23,567,923
                                                                                                                ------------

                                             TOTAL SOVEREIGN BONDS (cost $170,664,693)...................        172,394,157
                                                                                                                ------------
                                             LOAN PARTICIPATIONS(c) -- 12.4%
----------------------------------------------------------------------------------------------------------------------------
                                             The People's Democratic Republic of Algeria:
                               1,864           Tranche A, 6.750%, 3/04/00 (Chase Manhattan)(a)...........          1,677,272
                               3,591           Tranche 1, 6.000%, 9/04/06 (Chase Manhattan)(a)...........          1,939,091
                               5,000           Tranche 3, 6.000%, 3/04/10 (Chase Manhattan)(a)...........          2,525,000
                                             Government of Jamaica,
                                 167           Tranche A, 5.8125%, 10/15/00 (Chase Manhattan)(a).........            156,639
                                             Kingdom of Morocco:
         Yen                 396,236           Tranche A, 3.0175%, 1/01/09 (Goldman Sachs)(a)............          2,563,049
                                               Tranche A, 6.0625%, 1/01/09 (JP Morgan, Chase
         US$                   1,928           Manhattan)(a).............................................          1,571,787
                                               Tranche B, 6.0625%, 1/01/04 (Morgan Stanley Emerging
                               8,824             Markets Inc., Bankers Trust)(a),(e).....................          7,632,353
                                             Russia, Principal Loan, 5.96875%, 12/15/20 (Chase Manhattan,
                               8,100           Goldman Sachs, ING, JP Morgan)(a),(e),(f),(g).............            597,375
                                                                                                                ------------

                                             TOTAL LOAN PARTICIPATIONS (cost $24,513,623)................         18,662,566
                                                                                                                ------------
                                                               CORPORATE BONDS -- 7.6%
----------------------------------------------------------------------------------------------------------------------------
                                             Brazil,
                                               Companhia Energetica De Sao Paul, 9.125% until 6/26/02
                               2,000             (9.625% thereafter), 6/26/07(e).........................          1,780,000
                                             Indonesia,
                                               Tjiwi Kimia International Finance Company B.V., 10.000%,
                               3,000           8/01/04(e)................................................          1,860,000
                                             Mexico:
                               2,000           Grupo Industrial Durango, 12.000%, 7/15/01(e).............          2,015,000
                               1,000           Hylsa S.A. de C.V., 9.250%, 9/15/07(e)....................            828,750
                                               TFM Sa De Cv, Zero Coupon until 6/15/02 (11.750%
                               3,000             thereafter), 6/15/09(e).................................          1,935,000

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (unaudited)(concluded)

April 30, 1999



                         PRINCIPAL
                           AMOUNT
                           (000)                             CORPORATE BONDS (CONCLUDED)                           VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             United States:
                                               Jordan Industries, Inc., Zero Coupon until 4/01/02
         US$                   4,825             (11.750% thereafter), 4/01/09(e)........................       $  2,942,865
                                                                                                                ------------

                                             TOTAL CORPORATE BONDS (cost $13,552,441)....................         11,361,615
                                                                                                                ------------
                                             WARRANTS(g) -- 1.4%
----------------------------------------------------------------------------------------------------------------------------
                        8,700 Shares         Republic of Argentina, expiring 12/03/99....................            304,500
                       33,400 Shares         United Mexican States, expiring 2/18/00.....................          1,795,250
                                                                                                                ------------

                                             TOTAL WARRANTS (cost $1,329,847)                                      2,099,750
                                                                                                                ------------

                                             TOTAL INVESTMENTS -- 135.9% (cost $210,060,604).............        204,518,088
                                                                                                                ------------

                                             LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS -- (35.9%)...        (53,996,231)
                                                                                                                ------------
                                             NET ASSETS -- 100.0%
                                             (equivalent to $11.82 per share on 12,732,327 common shares
                                             outstanding)................................................       $150,521,857
                                                                                                                ============

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT APRIL 30, 1999:

                          CONTRACTS       IN EXCHANGE     CONTRACTS AT    DELIVERY     UNREALIZED
                         TO DELIVER           FOR            VALUE          DATE      APPRECIATION
                         ----------       -----------     ------------    --------    ------------
Sale.................  Yen 345,500,000    US$2,960,963    US$2,915,068    6/29/99        45,895

 (a) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

 (b) Payment-in-kind security for which part of the income earned is capitalized as additional principal.

 (c) Participation interests were acquired through the financial institutions indicated parenthetically.

 (d) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

 (e) All or a portion of this security is segregated as collateral pursuant to a loan agreement.

 (f) Security is currently in default.

 (g) Non-income producing security.

     DCB  --   Debt Conversion Bond.
   FLIRB  --   Front Loaded Interest Reduction Bond.
     IAN  --   Interest in Arrears Note.
     IRB  --   Interest Reduction Bond.
     NMB  --   New Money Bond.
     PDI  --   Past Due Interest.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (unaudited)

April 30, 1999

ASSETS
Investments, at value (cost -- $210,060,604)................  $204,518,088
Receivable for investments sold.............................     8,508,141
Interest receivable.........................................     5,095,169
Net unrealized appreciation on forward foreign currency
  contracts.................................................        45,895
Prepaid expenses............................................         6,736
                                                              ------------
        Total assets........................................   218,174,029
                                                              ------------
LIABILITIES
Loan payable(Note 5)........................................    60,000,000
Accrued interest expense on loan(Note 5)....................     1,702,824
Payable for investments purchased...........................     3,459,887
Payable to bank due to overdraft............................     2,034,431
Accrued expenses............................................       332,287
Accrued management fee......................................       105,208
Accrued administration......................................        17,535
                                                              ------------
        Total liabilities...................................    67,652,172
                                                              ------------
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000;
  12,732,327 shares outstanding)............................        12,732
Additional paid-in capital..................................   177,464,375
Undistributed net investment income.........................     2,333,580
Accumulated net realized loss on investments................   (23,791,487)
Net unrealized depreciation on investments..................    (5,497,343)
                                                              ------------
        Net assets..........................................  $150,521,857
                                                              ------------
NET ASSET VALUE PER SHARE ($150,521,857/12,732,327
  shares)...................................................  $      11.82
                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)

For the Six Months Ended April 30, 1999

NET INVESTMENT INCOME
    INCOME
        Interest............................................                $14,684,473
    EXPENSES
        Interest on loan....................................  $ 1,698,006
        Management fee......................................      580,707
        Administration fee..................................       96,626
        Custody fee.........................................       69,424
        Printing and mailing fees...........................       39,672
        Legal fee...........................................       37,688
        Accounting fee......................................       35,704
        Audit & Tax fees....................................       32,728
        Transfer Agent fees.................................       20,815
        Registration fees...................................       11,965
        Directors' fees & expenses..........................       16,290
        Amortization of deferred organization expense.......        3,582
        Other...............................................        3,356
                                                              -----------
                                                                              2,646,563
                                                                            -----------
    Net Investment Income...................................                 12,037,910
                                                                            -----------
NET REALIZED GAIN/(LOSS) ON:
        Investments.........................................   (4,532,347)
        Foreign Currency Transactions.......................       87,010    (4,445,337)
                                                              -----------   -----------
CHANGE IN NET UNREALIZED APPRECIATION ON:
        Investments.........................................   33,419,665
        Translation of Foreign Denominated Assets and
        Liabilities.........................................       59,185    33,478,850
                                                              -----------   -----------
Net Realized Loss and Change in Net Unrealized
  Appreciation..............................................                 29,033,513
                                                                            -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................                $41,071,423
                                                                            -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                  SIX MONTHS
                                                                    ENDED            YEAR ENDED
                                                                APRIL 30, 1999    OCTOBER 31, 1998
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net investment income...................................     $ 12,037,910       $ 23,671,782
    Net realized loss on investments........................       (4,445,337)       (18,669,880)
    Change in net unrealized appreciation...................       33,478,850        (46,797,908)
                                                                 ------------       ------------
    Net increase (decrease) in net assets from operations...       41,071,423        (41,796,006)
                                                                 ------------       ------------
DIVIDENDS
    From capital gains......................................               --        (21,074,711)
    From net investment income..............................      (14,025,487)       (12,547,816)
                                                                 ------------       ------------
                                                                  (14,025,487)       (33,622,527)
                                                                 ------------       ------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued in reinvestment of dividends
      (59,129 shares issued)................................          599,190            155,564
                                                                 ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................       27,645,126        (75,262,969)
                                                                 ------------       ------------
NET ASSETS
    Beginning of period.....................................      122,876,731        198,139,700
                                                                 ------------       ------------
    End of period(includes undistributed net investment
      income of $2,333,580 and $4,234,147, respectively)....     $150,521,857       $122,876,731
                                                                 ------------       ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS (unaudited)

For the Six Months Ended April 30, 1999

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments and options
     on investments.........................................      $(77,310,027)
    Proceeds from disposition of long-term portfolio
     investments, options on investments and principal
     paydowns...............................................        79,966,253
                                                                  ------------
                                                                     2,656,226
    Net investment income...................................        12,037,910
    Accretion of discount on investments....................        (4,061,994)
    Interest on payment-in-kind bonds.......................          (299,225)
    Amortization of organization expenses...................             3,582
    Net change in receivables/payables related to
     operations.............................................         1,677,677
                                                                  ------------
        Net cash flows provided by operating activities.....        12,014,176
                                                                  ------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
    Proceeds from shares issued in reinvestment of
     dividends..............................................           599,190
    Cash distributions paid.................................       (14,025,487)
                                                                  ------------
        Net cash used for financing activities..............       (13,426,297)
                                                                  ------------
Net decrease in cash........................................        (1,412,121)
Cash at beginning of period.................................          (622,310)
                                                                  ------------
Cash at end of period.......................................      $ (2,034,431)
                                                                  ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. ORGANIZATION

The Salomon Brothers Worldwide Income Fund Inc (the "Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund commenced operations on December 31, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (except as described below)
(i) at the last sales price prior to the time of determination if there were a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and will be valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by the Board of Directors.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are maintained
in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the 12:00 noon rate of exchange reported by Reuters;

(ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains on foreign currency transactions represent net foreign exchange gains from disposition of foreign currency, gains or losses realized between the trade and settlement dates on security transactions, and the difference between amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currency translation.

FORWARD CURRENCY CONTRACTS.   A forward currency contract ("forward contract")
is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued on each valuation date at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends and distributions from net investment income and from net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations. For the six months ended April 30, 1999, the Fund paid interest expense of $1,698,006.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount on securities purchased using the effective interest method.

TAXES.   It is the Fund's intention to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute substantially all

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

of its taxable income and capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS.   The Fund declares and pays dividends monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

DEFERRED ORGANIZATION EXPENSES.   A total of $116,182 was incurred in connection
with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations. As of April 30, 1999, all deferred organization expenses have been fully amortized.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The Fund's Adviser is responsible for the day to day management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The agreement with the Adviser was most recently approved by shareholders at an annual meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc., which had been the ultimate parent company of the Adviser, with and into SSBH, which occurred on November 28, 1997. The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of .90% of the value of the Fund's average weekly net assets.

The Adviser also serves as Administrator to the Fund and Prudential Mutual Fund Management, Inc. serves as Sub-administrator. The Administrator and Sub-administrator perform certain administrative services necessary for the operation of the Fund. Under the terms of the Administration Agreement, the Fund pays the Administrator a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At April 30, 1999, the Adviser owned 8,474 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

The Fund pays each Director not affiliated with the Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 1999 aggregated $79,333,952 and $87,392,004, respectively.

The federal income tax basis of the Fund's investments at April 30, 1999 was substantially the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $5,542,516 (gross unrealized appreciation -- $13,424,681; gross unrealized depreciation -- $18,967,197).

During the six months ended April 30, 1999, permanent book/tax differences of $87,010 arising from foreign currency transactions have been reclassified to undistributed net investment income from accumulated net realized loss on investments. Net investment income, net realized gains (losses) on investments and net assets were not affected by this reclassification.

At October 31, 1998, the Fund had, for Federal income tax purposes, approximately $17,450,000 of unused capital loss carryforwards, available to offset future realized capital gains which expire on October 31, 2006. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

NOTE 5. BANK LOAN

The Fund borrowed $60,000,000 pursuant to a secured term loan agreement (the "Loan") with Morgan Guaranty Trust Company of New York. The Loan agreement was renewed on April 30, 1999 at an interest rate of 7.89% and a maturity date of May 14, 1999. Interest is payable upon maturity. In accordance with the terms of the Loan, the Fund must maintain a level of collateral to debt of between 175-225%. The collateral for the Loan was valued at $129,973,762 on April 30, 1999 and is being held in a segregated account by the Fund's custodian. The loan was renewed on May 14, 1999 with an interest rate of 7.86938% and a maturity date of May 21, 1999. The loan was not renewed on May 21, 1999.

On May 21, 1999, the Fund borrowed $60,000,000 pursuant to a credit agreement with ING Barings (v.s.) Capital LLC. The interest rate on the loan is 7.1875% and the maturity date is November 22, 1999. Interest payable every three months.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

NOTE 6. LOAN PARTICIPATIONS

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The market value of the Fund's loan participations at April 30, 1999 was $18,662,566.

In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreements relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

NOTE 7. "WHEN AND IF" ISSUED BONDS

"When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if " issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

NOTE 8. CREDIT AND MARKET RISK

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At April 30, 1999, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Investing in foreign securities may also involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the risks of loss from currency devaluations and other exchange rate fluctuations.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

NOTE 9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of April 30, 1999, the Fund has an outstanding contract to sell 345,500,000 Japanese Yen for US$ 2,960,963 for a scheduled settlement of June 29, 1999.

Consistent with its objective to seek high current income, the Fund invests in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal or interest is greater.

NOTE 10. EVENTS SUBSEQUENT TO APRIL 30, 1999

Subsequent to April 30, 1999, the Board of Directors of the Fund declared dividends of $.11875 per common share payable May 28 and June 25, 1999 to shareholders of record on May 18 and June 15, 1999, respectively.

NOTE 11. ANNUAL SHAREHOLDERS MEETING

On December 17, 1998, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

     1. The election of Heath B. McLendon and Jeswald W. Salacuse as directors of the Fund; and

     2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended October 31, 1999.

     The results of the vote on Proposal 1 were as follows:

                                                                           % OF SHARES    VOTES    % OF SHARES
                     NAME OF DIRECTORS                        VOTES FOR       VOTED      AGAINST      VOTED
--------------------------------------------------------------------------------------------------------------
Heath B. McLendon                                             11,309,553      98.5%      177,585       1.5%
Jeswald W. Salacuse                                           11,310,553      98.5%      176,585       1.5%
--------------------------------------------------------------------------------------------------------------

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

     The results of the vote on Proposal 2 were as follows:

                                                 % OF SHARES    VOTES    % OF SHARES     VOTES     % OF SHARES
                   VOTES FOR                        VOTED      AGAINST      VOTED      ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------------------------------------
                  11,366,652                        99.0%      45,002        0.4%       75,484         0.6%
--------------------------------------------------------------------------------------------------------------

SALOMON BROTHERS WORLDWIDE INCOME FUND INC



-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (unaudited)

Data for a share of common stock outstanding throughout each year:


                                                                                                                  DECEMBER 31,
                                         FOR THE SIX                       YEAR ENDED                                1993*
                                        MONTHS ENDED       YEAR ENDED       OCTOBER     YEAR ENDED   YEAR ENDED     THROUGH
                                          APRIL 30,       OCTOBER 31,         31,        OCTOBER      OCTOBER     OCTOBER 31,
                                            1999              1998            1997       31, 1996     31, 1995        1994
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period..............................    $   9.70          $  15.65        $  15.25     $  10.71     $  11.31      $  14.03++
                                          --------          --------        --------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................         .95              1.87            1.59         1.99         1.71          1.02
Net realized and unrealized gain
  (loss) on investments...............        2.27             (5.16)            .30         3.98         (.89)        (2.60)
                                          --------          --------        --------     --------     --------      --------
    Total from investment
      operations......................        3.22             (3.29)           1.89         5.97          .82         (1.58)
                                          --------          --------        --------     --------     --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income............       (1.10)            (1.66)          (1.49)       (1.43)       (1.37)        (1.01)
From net realized gains...............          --             (1.00)             --           --           --            --
In excess of net investment income....          --                --              --           --         (.05)         (.06)
                                          --------          --------        --------     --------     --------      --------
    Total dividends and
      distributions...................       (1.10)            (2.66)          (1.49)       (1.43)       (1.42)        (1.07)
                                          --------          --------        --------     --------     --------      --------
Offering costs with respect to
  issuance of shares..................          --                --              --           --       --              (.07)
                                          --------          --------        --------     --------     --------      --------
Net asset value, end of period........    $  11.82          $   9.70        $  15.65     $  15.25     $  10.71      $  11.31
                                          ========          ========        ========     ========     ========      ========
Market price per share, end of
  period..............................    $ 12.000          $ 10.875        $13.8125     $  14.00     $ 11.375      $  10.75
                                          ========          ========        ========     ========     ========      ========
TOTAL INVESTMENT RETURN(a)............      22.66%             4.83%           8.93%       37.34%       20.61%        (16.55)%+
RATIOS TO AVERAGE NET ASSETS:
    Total expenses, including interest
      expense.........................       4.05%#            3.48%           3.24%        3.91%        5.04%         2.90%#
    Total expenses, excluding interest
      expense (operating expenses)....       1.45%#            1.32%           1.36%        1.44%        1.42%         1.36%#
    Net investment income.............      18.40%#           13.35%           9.52%       15.25%       16.70%        10.24%#
SUPPLEMENTAL DATA:
    Net assets, end of period (000)...    $150,522          $122,877        $198,140     $193,014     $135,540      $143,159
    Average net assets (000)..........    $131,936          $177,337        $211,806     $165,059     $129,516      $151,954
    Portfolio turnover rate...........         42%              122%            175%          97%         101%           13%
    Asset coverage for Loan
      outstanding.....................        351%              305%            430%         422%         326%          339%
    Weighted average bank loan
      (000)...........................    $ 60,000          $ 60,000        $ 60,000     $ 60,000     $ 60,000      $ 39,934
    Weighted average interest rate on
      bank loan.......................       5.63%             6.40%           6.62%        6.80%        7.83%         5.88%#

--------------------------------------------------------------------------------

  *  Commencement of investment operations.
(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
  + Based on beginning period price of $14.03 (initial offering price of $15.00 less sales load of $.975) and end of period market value of $10.75 per share.
 ++ Net asset value immediately after closing of initial public offering was $13.96.
  #  Annualized.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)


SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                       NET REALIZED AND
                                                                     CHANGE IN UNREALIZED          NET INCREASE
                                                                       GAINS (LOSSES) ON         (DECREASE) IN NET
                                               NET INVESTMENT           INVESTMENTS AND        ASSETS RESULTING FROM
                                                   INCOME             FOREIGN CURRENCIES            OPERATIONS
                                            ---------------------   -----------------------   -----------------------
                                 TOTAL                     PER                       PER                       PER
      QUARTERLY PERIOD           INCOME       AMOUNT      SHARE        AMOUNT       SHARE        AMOUNT       SHARE
---------------------------------------------------------------------------------------------------------------------
November 1, 1994
 to January 31, 1995.........   6,109,343    4,500,735     .356      (54,531,478)   (4.308)    (50,030,743)   (3.952)
February 1, 1995
 to April 30, 1995...........   6,621,361    5,010,043     .396       31,740,675     2.508      36,750,718     2.904
May 1, 1995
 to July 31, 1995............   7,260,442    5,647,319     .446        9,571,130      .756      15,218,449     1.202
August 1, 1995
 to October 31, 1995.........   8,164,877    6,466,109     .511        1,986,368      .157       8,452,477      .668
November 1, 1995
 to January 31, 1996.........   7,973,433    6,446,891     .509       35,190,168     2.780      41,637,059     3.290
February 1, 1996
 to April 30, 1996...........   7,977,538    6,270,053     .495       (8,530,399)    (.674)     (2,260,346)    (.179)
May 1, 1996
 to July 31, 1996............   7,736,752    6,151,223     .486        4,345,548      .343      10,496,771      .829
August 1, 1996
 to October 31, 1996.........   7,933,368    6,299,516     .498       19,336,837     1.528      25,636,353     2.026
November 1, 1996
 to January 31, 1997.........   7,325,883    5,660,634     .447       19,679,979     1.555      25,340,613     2.002
February 1, 1997
 to April 30, 1997...........   6,653,671    4,990,215     .394       (8,834,602)    (.698)     (3,844,387)    (.304)
May 1, 1997
 to July 31, 1997............   6,531,327    4,820,659     .381       24,275,638     1.918      29,096,297     2.299
August 1, 1997
 to October 31, 1997.........   6,519,795    4,699,606     .371      (31,370,200)   (2.478)    (26,670,594)   (2.107)
November 1, 1997
 to January 31, 1998.........   8,094,991    6,467,875     .511       11,435,981      .904      17,903,856     1.415
February 1, 1998
 to April 30, 1998...........   6,995,227    5,384,420     .425        8,028,896      .635      13,413,316     1.060
May 1, 1998
 to July 31, 1998............   7,207,593    5,598,937     .442      (25,557,878)   (2.019)    (19,958,941)   (1.577)
August 1, 1998
 to October 31, 1998.........   7,548,553    6,220,550     .492      (59,374,787)   (4.680)    (53,154,237)   (4.188)
November 1, 1998
 to January 31, 1999.........   7,463,852    6,159,112     .484        4,274,672      .336      10,433,784       .82
February 1, 1999
 to April 30, 1999...........   7,220,621    5,878,798     .466       24,758,841     1.934      30,637,639      2.40


                                   DIVIDENDS AND
                                   DISTRIBUTIONS
                               ----------------------       SHARE PRICE
                                               PER      -------------------
      QUARTERLY PERIOD           AMOUNT       SHARE       HIGH       LOW
-----------------------------  --------------------------------------------
November 1, 1994
 to January 31, 1995.........    4,509,103      .356      11 3/4      9 1/4
February 1, 1995
 to April 30, 1995...........    4,509,103      .356      11 1/8      9 3/8
May 1, 1995
 to July 31, 1995............    4,509,105      .356      11 3/4     10 3/4
August 1, 1995
 to October 31, 1995.........    4,509,105      .356      11 5/8     11
November 1, 1995
 to January 31, 1996.........    4,509,110      .356      13 3/8     11 1/8
February 1, 1996
 to April 30, 1996...........    4,509,109      .356      13 1/2     12 1/8
May 1, 1996
 to July 31, 1996............    4,509,113      .357      13 3/8     12 5/8
August 1, 1996
 to October 31, 1996.........    4,509,111      .356      14 1/4     13 1/4
November 1, 1996
 to January 31, 1997.........    5,268,534      .416      13 7/8     14 7/8
February 1, 1997
 to April 30, 1997...........    4,509,110      .356        14       15 1/4
May 1, 1997
 to July 31, 1997............    4,509,104      .356     16 3/16     14 5/8
August 1, 1997
 to October 31, 1997.........    4,509,104      .356     16 3/16    13 9/16
November 1, 1997
 to January 31, 1998.........   20,093,217     1.589      15 3/4     13 5/8
February 1, 1998
 to April 30, 1998...........    4,509,104      .356    15 11/16   14 11/16
May 1, 1998
 to July 31, 1998............    4,509,112      .356      15 1/4     13 7/8
August 1, 1998
 to October 31, 1998.........    4,511,094      .356      14 1/2      7 1/8
November 1, 1998
 to January 31, 1999.........    9,492,434      .744      12 1/4      9 5/8
February 1, 1999
 to April 30, 1999...........    4,533,053      .356     12.00      10 3/16

--------------------------------------------------------------------------------

* Commencement of investment operations.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------
DIRECTORS

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc.

HEATH B. MCLENDON
      Managing Director, Smith Barney Inc.
      President and Director, Mutual
      Management Corp. and Travelers
      Investment Advisors, Inc.;
      Chairman, Smith Barney Strategy
      Advisors Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy, Tufts University

---------
OFFICERS

HEATH B. MCLENDON
      Chairman and President

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

THOMAS FLANAGAN
      Executive Vice President

PETER J. WILBY
      Executive Vice President

BETH A. SEMMEL
      Executive Vice President

MAUREEN O'CALLAGHAN
      Executive Vice President

JAMES E. CRAIGE
      Executive Vice President

ANTHONY PACE
      Assistant Controller
----------------------
SALOMON BROTHERS
WORLDWIDE INCOME FUND INC
      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT ADVISER AND ADMINISTRATOR
      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

SUB-ADMINISTRATOR
      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109

TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      SBW

------------------------------------------------------------------------------
 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.
------------------------------------------------------------------------------
    This report is for stockholder information.
   This is not a prospectus intended for use in
       the purchase or sale of Fund shares.
--------------------------------------------------------------------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005

                                   BULK RATE
                                  U.S. POSTAGE
                                      PAID
                               STATEN ISLAND, NY
                                   PERMIT NO.
                                      169
                                                                    SBWSEMI 4/99

              ------------------------------------------------------------------
                                                    SALOMON BROTHERS
                                                    WORLDWIDE INCOME FUND INC

                                                   SEMI-ANNUAL REPORT

                                                   APRIL 30, 1999

                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT

                                           -------------------------------------